UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 2, 2019

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange
2019 Series A Corporate Units	DCUE	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Effective December 13, 2019, Dominion Energy, Inc. (the “Company”) amended its articles of incorporation to create a new series of the Company’s Preferred Stock, which is designated as the 4.65% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock, without par value (the “Series B Stock”).

A copy of the Company’s articles of incorporation, as amended, is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On December 13, 2019, the Company consummated the issuance and sale of 800,000 shares of Series B Stock pursuant to an underwriting agreement, dated December 2, 2019 (the “Underwriting Agreement”), with BofA Securities, Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters named in the Underwriting Agreement. The Series B Stock was registered by the Company under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, which became effective on June 30, 2017 (File No. 333-219088). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1

Underwriting Agreement, dated December 2, 2019, among the Company and BofA Securities, Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters named therein.*

3.1	Articles of Incorporation, as restated and further amended, effective December 13, 2019.*

4.1	Form of Series B Stock Certificate (included as Exhibit A to Exhibit 3.1).*

5.1	Opinion of McGuireWoods LLP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: December 13, 2019